Exhibit 10.3

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December 8, 2021 among Cvent Holding Corp. (formerly known as Dragoneer Growth Opportunities Corp. II), a Delaware corporation (the “Company”), and (i) each of the investors listed on the Schedule of Sponsor Investors attached hereto (the “Sponsor Investors”), (ii) each of the executives listed on the Schedule of Executives attached hereto (the “Executives”), (iii) each of the investors listed on the Schedule of Dragoneer Investors attached hereto (the “Dragoneer Investors”) and (iv) each Person listed on the Schedule of Other Investors attached hereto and each other Person that acquires Capital Stock from the Company after the date hereof and becomes a party to this Agreement by the execution and delivery of a Joinder (collectively, the “Other Investors” and, together with the Sponsor Investors, the Executives and the Dragoneer Investors, the “Investors”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.

R E C I T A L S:

WHEREAS, Papay Topco, Inc., a Delaware corporation (“Cvent”) and certain of its stockholders entered into that certain Registration Rights Agreement, dated as of November 29, 2016 (the “Prior Cvent Registration Rights Agreement”);

WHEREAS, the Company and certain of its stockholders entered into that certain Registration and Shareholder Rights Agreement, dated as of November 16, 2020 (the “Prior Dragoneer Registration Rights Agreement” and, together with the Prior Cvent Registration Rights Agreement, the “Prior Registration Rights Agreements”);

WHEREAS, the Company, Redwood Opportunity Merger Sub, Inc. (“Merger Sub I”), Redwood Merger Sub LLC (“Merger Sub II”) and Cvent, have entered into that certain Business Combination Agreement, dated as of July 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things the Company, Merger Sub I, Merger Sub II and Cvent will engage in a series of transactions that will result in Cvent becoming a wholly owned subsidiary of the Company;

WHEREAS, pursuant to Section 14(a) of the Prior Cvent Registration Rights Agreement, the provisions, covenants and conditions set forth in the Prior Cvent Registration Rights Agreement may be amended or modified upon the written consent of Cvent and the parties thereto;

WHEREAS, pursuant to Section 6.8 of the Prior Dragoneer Registration Rights Agreement, the provisions, covenants and conditions set forth in the Prior Dragoneer Registration Rights may be amended or modified upon the written consent of the Company and the parties thereto; and

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, the Company, Cvent and the other parties hereto desire to amend and restate each of the Prior Registration Rights Agreements in their entirety and to enter into this Agreement and, in the case of the parties to each of the Prior Cvent Registration Rights Agreement and the Prior Dragoneer Registration Rights Agreement, respectively, to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Cvent Registration Rights Agreement and the Prior Dragoneer Registration Rights Agreement, respectively.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Agreement have the meanings set forth below.

“Acquired Common” has the meaning set forth in Section 9.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Business Combination Agreement” has the meaning set forth in the recitals.

“Capital Stock” means any shares, interests or equivalents in capital stock of the Company (whether voting or nonvoting and whether common or preferred), including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

“Charitable Gifting Event” means any transfer by a Sponsor Investor, or any subsequent transfer by such holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any underwritten offering.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Closing” means the date on which the transactions in the Business Combination Agreement are consummated.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Company” has the meaning set forth in the recitals.

“Demand Registrations” has the meaning set forth in Section 2(a).

“Dragoneer Investor Registrable Securities” means (i) any Common Stock held (directly or indirectly) by any Dragoneer Investor or any of its Affiliates, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Dragoneer Investors” has the meaning set forth in the recitals.

“Effectiveness Date” has the meaning set forth in Section 2(d)(i).

“Effectiveness Period” has the meaning set forth in Section 2(d)(i).

“Executives” has the meaning set forth in the recitals.

“Executive Registrable Securities” means (i) any Common Stock held (directly or indirectly) by the management employees of the Company who are listed in the Schedule of Executives attached hereto, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Family Group” means, with respect to a Person who is an individual, (i) such individual’s spouse and descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), (ii) such individual’s executor or personal representative, (iii) any trust, the trustee of which is such individual or such individual’s executor or personal representative and which at all times is and remains solely for the benefit of such individual and/or such individual’s relatives, (iv) any corporation, limited partnership, limited liability company or other tax flow-through entity the governing instruments of which provide that such individual or such individual’s executor or personal representative shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of stock, partnership interests, membership interests or any other equity interests are limited to such individual, such individual’s relatives and/or the trusts described in clause (iii) above, and (v) any retirement plan for such individual or such individual’s relatives.

“FINRA” means the Financial Industry Regulatory Authority.

“Filing Date” has the meaning set forth in Section 2(d)(i).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 4(a)(i).

“Indemnified Parties” has the meaning set forth in Section 7(a).

“Investors” has the meaning set forth in the recitals.

“Joinder” has the meaning set forth in Section 9.

“Letter Agreement” means that certain letter agreement, dated as of November 16, 2020, as may be amended or restated from time to time, by and among Dragoneer, Dragoneer Growth Opportunities Holdings II, LLC, and the insiders listed on the signature pages thereto.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“Other Investor Registrable Securities” means (i) any Common Stock held (directly or indirectly) by any Other Investor or any of their Affiliates, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Other Investors” has the meaning set forth in the recitals.

“Participating Investors” means any Investors participating in the request for a Demand Registration, Shelf Offering, Piggyback Registration or underwritten block trade.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 3(a).

“Prior Cvent Registration Rights Agreement” has the meaning set forth in the recitals.

“Prior Dragoneer Registration Rights Agreement” has the meaning set forth in the recitals.

“Prior Registration Rights Agreements” has the meaning set forth in the recitals.

“Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

“Registrable Securities” means Sponsor Investor Registrable Securities, Executive Registrable Securities, Dragoneer Investor Registrable Securities and Other Investor Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, (c) distributed to the partners or members of an Investor or (d)

repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement. Notwithstanding the foregoing, any Registrable Securities held by any Person (other than a Sponsor Investor or its Affiliates) that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall not be deemed to be Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Registration Statement” has the meaning set forth in Section 2(d)(i).

“Required Registration Suspension Event” has the meaning set forth in Section 2(d)(i).

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 4(a)(i).

“SEC” means the Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 4(a)(i).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 2(e)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(e)(ii).

“Shelf Offering Request” has the meaning set forth in Section 2(e)(ii).

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registrable Securities” has the meaning set forth in Section 2(e)(ii).

“Shelf Registration Statement” has the meaning set forth in Section 2(e)(ii).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“Sponsor Investor Registrable Securities” means (i) any Common Stock held (directly or indirectly) by any Sponsor Investor or any of its Affiliates, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Sponsor Investors” has the meaning set forth in the recitals.

“Subscription Agreements” has the meaning set forth in Section 2(i).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 2(g)(ii).

“Suspension Notice” has the meaning set forth in Section 2(g)(ii).

“Suspension Period” has the meaning set forth in Section 2(g)(i).

“Transaction Support Agreement” means the Transaction Support Agreement, dated as of July 25, 2021, by and among Dragoneer, the Company and the other parties thereto.

“Violation” has the meaning set forth in Section 7(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, at any time and from time to time, the holders of a majority of the Registrable Securities held by the Sponsor Investors may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), and may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (including pursuant to Rule 415) or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”. The Dragoneer Investors may request one (1) Short-Form Registration at any point after twelve (12) months from the transactions contemplated by the Business Combination Agreement. The Sponsor Investors or the Dragoneer Investors may request that a Short-Form Registration be made pursuant to Rule 415 (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”). Any Shelf Registration requested under this Section 2(a) shall be subject to the requirements and obligations set forth in Section 2(e). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within 10 days after receipt of any such request, the Company shall give written notice of the Demand Registration to all other holders of Registrable Securities and, subject to the terms of Section 2(f), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice; provided that, with the consent of the holders of at least a majority of the Registrable Securities requesting such registration, the Company may provide notice of the Demand Registration to all other holders of Registrable Securities within three business days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement. Each holder agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b) Long-Form Registrations. The Sponsor Investors (collectively) shall be entitled to request two (2) Long-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $75 million. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration). A registration shall not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of at least a majority of the Registrable Securities requesting such registration.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the Sponsor Investors shall be entitled to request an unlimited number of Short-Form Registrations at any time after the date on which the Company is eligible to request a Short-Form Registration, in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $50 million. The Dragoneer Investors shall be entitled to request only one (1) Short-Form Registration. The Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Resale Registrations.

(i) In addition to the other registrations discussed in this Section 2, within thirty (30) days following Closing (the “Filing Date”), the Company shall prepare and file with (or confidentially submit to) the SEC a registration statement registering the resale of the shares (a “Registration Statement”) that covers a number of Registrable Securities determined by the Investors that are then held by the Investors, including all Dragoneer Registrable Securities, for an offering in accordance with the methods of distribution elected by the Investors, including the Dragoneer Investors with respect to the Dragoneer Registrable Securities, and set forth in the Registration Statement as permitted by this Agreement. The Registration Statement shall be the initial Registration Statement filed by the Company on Form S-1 following Closing. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days (or ninety (90) calendar days if the SEC notifies the Company that it will “review” the Registration Statement) following the Filing Date and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Registrable Securities to be sold pursuant to this Agreement, to remain effective until the earliest of (x) the third (3rd) anniversary of Closing, (y) the date on which the Investors cease to hold any Registrable Securities, or (z) following the first anniversary of Closing, on the first date on which the Investors are able to sell all of their respective Registrable Securities under Rule 144 of the Securities Act within ninety (90) days without limitation as to the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable) (the “Effectiveness Period”). Each Investor, other than the Dragoneer Investor, agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. In no event shall the Investors be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that any of the Investors be identified as a statutory underwriter in the Registration Statement, such Investor will have an opportunity to withdraw its Registrable Securities from the Registration Statement. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise (and notwithstanding that the Company used diligent efforts to advocate with the staff of the SEC for the registration of all or a greater part of the Registrable Securities), such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced first by reducing the number of Sponsor Investor Registrable Securities and then second pro rata among all such other selling shareholders.

(e) Shelf Registrations.

(i) In the event that a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is effective, the holders of a majority of the Registrable Securities covered by such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) of Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith. The holders of a majority of the Registrable Securities covered by such Shelf Registration Statement shall make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that the holders desire to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than two business days after receipt of a Shelf Offering Request, the Company shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Company, subject to Section 2(f) and Section 8 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such holder) within seven days after the receipt of the Shelf Offering Notice. The Company shall, as expeditiously as possible (and in any event within 10 days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the holders of a majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable best efforts to facilitate such Shelf Offering. Each holder agrees that such holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(ii) Notwithstanding the foregoing, if the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement wish to engage in an underwritten block trade off of such Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such holders only need to notify the Company of the block trade Shelf Offering two business days prior to the day such offering is to commence (unless a longer period is agreed to by the holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and no other notice to the other holders of Registrable Securities shall be required, and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that the holders of a majority of the Registrable Securities covered by the Shelf Registration Statement shall use reasonable best efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(iii) All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 2(e) shall be determined by the holders of a majority of the Registrable Securities covered by such Shelf Registration Statement, and the Company shall use its best efforts to cause any Shelf Offering to occur in accordance with such determinations as promptly as practicable. Any request by the Dragoneer Investors to engage in a Shelf Offering or underwritten block trade pursuant to Section 2(e)(iii) shall count for their one (1) Short-Form Registration pursuant to Section 2(a).

(iv) The Company shall, at the request of the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such Shelf Offering.

(f) Priority on Demand Registrations and Shelf Offerings. The Company shall not include in any Demand Registration or Shelf Offering any securities which are not Registrable Securities without the prior written consent of the holders of at least 66 2/3% of the Registrable Securities included in such registration. If a Demand Registration or Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Participating Investors on the basis of the amount of Registrable Securities owned by each such Participating Investor. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 6.

(g) Restrictions on Demand Registration and Shelf Offerings.

(i) The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or registration in which Registrable Securities were included pursuant to Section 3. The Company may postpone, for up to 90 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 90 days from the date of the Suspension Notice (as defined herein) and therefore suspend sales of the Shelf

Registrable Securities (such period, the “Suspension Period”) by providing written notice to the holders of Registrable Securities if the Company’s board of directors (the “Board”) and a majority of the Sponsor Investors reasonably determine in their good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction or event involving the Company or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its Subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or underwritten Shelf Offering shall be entitled to withdraw such request for a Demand Registration or underwritten Shelf Offering and the Company shall pay all Registration Expenses in connection with such Demand Registration or Shelf Offering. The Company may delay or suspend the effectiveness of a Demand Registration or Shelf Offering hereunder only once in any twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of a Demand Registration or Shelf Offering in the case of an event described under Section 5(a)(vi) to enable it to comply with its obligations set forth in Section 5(a)(vi). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of a majority of the Registrable Securities, which consent shall not be unreasonably withheld.

(ii) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in Section 2(g)(i) above or pursuant to Section 5(a)(vi) hereof or clause (A) of Section 5(a)(ii) hereof (a “Suspension Event”), the Company shall give a notice to the holders registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined herein). Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(iii) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(g), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of Registrable Securities of the Suspension Notice to and including the date of receipt by the holders of Registrable Securities of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the earliest of the events described in clauses (A), (B) and (C) of Section 2(e)(i)

(h) Selection of Underwriters. In any Demand Registration or underwritten Shelf Offering, the Board shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities initially requesting registration hereunder, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that, in the case of an underwritten block trade under Section 2(e)(iii), the holders of a majority of the Registrable Securities being offered in the underwritten block trade shall have the right to select the underwriter counterparties.

(i) Other Registration Rights. The Company represents and warrants that it is not party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company; provided that the Company is party to certain subscription agreements (the “Subscription Agreements”) granting registration rights to certain investors. Except as provided in this Agreement and in the Subscription Agreements, the Company shall not grant to any Persons the right to request the Company or any Subsidiary to register any Capital Stock of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66 2/3% of the Registrable Securities; provided that the Board may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in Section 3(c) and Section 3(d) and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

(j) Contemporaneous Demands. If any holders of the Company’s securities (other than Persons who hold Registrable Securities) exercise demand registration rights to have the Company register their securities under the Securities Act within fifteen (15) days before or after the time that holders of Registrable Securities have requested a Demand Registration, then (i) the holders of Registrable Securities who desire to have securities included in such registration and the holders of such other securities shall be entitled to participate in such registration on a pro rata basis, according to the number of shares requested to be included in such registration, (ii) the Company shall pay all of the Registration Expenses of the holders of Registrable Securities if the Sponsor Investors initiated such registration, (iii) such registration shall not count as a Long-Form Registration for purposes of Section 2(b) unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be registered, and (iv) the holders of Registrable Securities shall be entitled to the rights provided in Section 2(h).

Section 3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c) and Section 3(d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect; provided that in any event the holders of Registrable Securities shall be entitled to register at least 66 2/3% of the securities to be included in any such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (including securities requested to be included pursuant to Section 3(a)) and the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld, conditioned or delayed.

Section 4. Holdback Agreements.

(a) Holders of Registrable Securities If required by the Board, each holder of Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of any underwritten Public Offering in such form as agreed to by the holders of a majority of the Registrable Securities participating in such Public Offering; provided that the Dragoneer Investors and the Sponsor Investors and their respective Affiliates shall not be required to enter into lock-up agreements in connection with any underwritten Public Offering in which they are not participating. In the absence of any such lock-up agreement and other than as set forth in the proviso above, each holder of Registrable Securities agrees that in connection with any Demand Registration, Shelf Offering or Piggyback Registration that is an underwritten Public Offering, such holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the SEC) (collectively, “Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, from the date on which the Company gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for such underwritten Public Offering to the date that is 90 days following the date of the final prospectus for such Public Offering (the “Holdback Period”), The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period.

(b) The Company. The Company (i) other than with respect to the Registration Statement or a Demand Registration as requested by the Sponsor Investors, shall not file any registration statement for a Public Offering or cause any such registration statement to become effective during any Holdback Period and (ii) shall use its reasonable best efforts to cause (A) each holder of at least 2% (on a fully-diluted basis) of its Common Stock (other than the Dragoneer Investors), or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

Section 5. Registration Procedures.

(a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, including the Registration Statement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with (or confidentially submit to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed or submitted, which documents shall be subject to the review and comment of such counsel);

(ii) notify each holder of Registrable Securities of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(g), at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

(vii) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(xiii) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow such holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use reasonable best efforts promptly to obtain the withdrawal of such order;

(xv) in the case of any underwritten offering, use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(xvii) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange, Nasdaq or any other national securities exchange on which the shares of Capital Stock are or are to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xviii) use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities or any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities;

(xix) in the case of any underwritten offering, use its reasonable best efforts to obtain one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(xx) in the case of any underwritten offering, use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities;

(xxi) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(xxiii) if an Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period throughout which such registration statement is required to be kept effective; and

(xxiv) if requested by any Participating Investors, cooperate with such Participating Investors and with the managing underwriter or agent, if any, on reasonable notice to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the underwritten offering if it so elects.

(b) The Company shall not undertake any voluntary act that could be reasonably expected to cause a Violation (as defined herein) or result in a Suspension Period. During any Suspension Period, and as may be extended hereunder, the Company shall use its reasonable best efforts to correct or update any disclosure causing the Company to provide notice of the Suspension Period and to file and cause to become effective or terminate the suspension of use or effectiveness, as the case may be, the subject registration statement. If so directed by the Company, all holders of Registrable Securities registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(c) If any Sponsor Investors or the Dragoneer Investors (and/or any of their Affiliates) seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, the Company will, subject to any applicable lock-ups, work with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act; provided, however, that if the Dragoneer Investors effectuate an in-kind distribution of all or part of their Registrable Securities, the recipients of that distribution will be permitted to sign a Joinder as described in Section 9 to become Dragoneer Investors and will be granted the right to Piggyback Registrations as described in Section 3. To the extent that the Dragoneer Investors have not exercised their one (1) Short-Form Registration, the recipients of the distribution who become Dragoneer Investors by Joinder may act by majority consent of the Dragoneer Investors to exercise that demand right.

Section 6. Registration Expenses.

(a) The Company’s Obligation. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) Counsel Fees and Disbursements. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration or participating in such Shelf Offering.

(c) Security Holders. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7. Indemnification and Contribution.

(a) By the Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors employees, agents and representatives, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b) By Each Security Holder. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such holders are indemnified parties, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8. Underwritten Registrations.

(a) Participation. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 7. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 8(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 8(a).

(b) Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(vi), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Company has given any such notice, the applicable time period set forth in Section 5(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(b) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9. Additional Parties; Joinder. Subject to the prior written consent of the holders of a majority of the Registrable Securities, the Company may permit any Person who acquires Common Stock or rights to acquire Common Stock from the Company after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Stock acquired by such Person (the “Acquired Common”) shall be Registrable Securities, such Person shall be a “holder of Registrable Securities” under this Agreement with respect to the Acquired Common, and the Company shall add such Person’s name and address to the appropriate schedule hereto and circulate such information to the parties to this Agreement.

Section 10. Current Public Information. At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Company shall deliver to any holder of Registrable Securities a written statement as to whether it has complied with such requirements. Notwithstanding anything to the contrary in this Agreement, the Company’s obligations under this Section 10 shall apply to shares that may be sold without restriction as to volume or manner of sale under Rule 144(b)(i).

Section 11. Legend. Each certificate evidencing any Registrable Securities and each certificate issued in exchange for or upon the transfer of any Registrable Securities (unless such Registrable Securities would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN A REGISTRATION AGREEMENT DATED AS OF DECEMBER 8, 2021, AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS AMENDED. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Company shall imprint such legend on certificates evidencing Registrable Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities that have ceased to be Registrable Securities. Notwithstanding the foregoing, the Dragoneer Investor Registrable Securities shall not bear a restrictive legend from and after the first anniversary of the Closing, provided that the Company is otherwise current on its SEC filings.

Section 12. General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company, the holders of a majority of the Registrable Securities and the holders of a majority of the Registrable Securities held by the Sponsor Investors; provided that no amendment may be made that would adversely affect the Dragoneer Investor’s rights pursuant to the Registration Statement or would disproportionately and adversely affect the Dragoneer Investor relative to the Other Investors without the Dragoneer Investor’s prior written consent. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein and except for any agreements entered into on the date hereof, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way, including (i) the Letter Agreement and (ii) the Prior Dragoneer Registration Rights Agreement and (iii) the Prior Cvent Registration Rights Agreement, which the parties hereto agree are each hereby terminated and of no further force or effect; provided, that, the Letter Agreement will remain in full force and effect and will not be superseded hereby with respect to any party thereto which is not a party to this Agreement, unless and until such person becomes a party to this Agreement; provided further, that, the Transaction Support Agreement will remain in full force and effect and will not be superseded hereby.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day (provided that any such notice under this clause (ii) shall not be effective unless within one Business Day after the notice is sent, a copy of such notice is sent to the recipient by first-class mail, return receipt requested, or reputable overnight courier service (charges prepaid)), (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below and to any holder of Registrable Securities or to any other party subject to this Agreement at such address as indicated on the Schedule of Investors, the Schedule of Executives, or the Schedule of Other Investors hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

Cvent Holding Corp.

1765 Greensboro Station Place

7th Floor

Tysons, VA 22102

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

Stuart E. Casillas, P.C.

555 California Street, Suite 2700

San Francisco, CA 94104

casillas@kirkland.com

Richard J. Campbell, P.C.

300 North LaSalle,

Chicago, IL 60654

richard.campbell@kirkland.com

Robert E. Goedert, P.C.

300 North LaSalle,

Chicago, IL 60654

robert.goedert@kirkland.com

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Upon a Dragoneer Investor’s written notice to the Company electing not to receive any notices under this Agreement, other than a Suspension Notice or End of Suspension Notice, the Dragoneer Investors shall not receive any such notices.

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF (AND ONLY IF) THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT OR DOES NOT HAVE JURISDICTION OVER A PARTICULAR MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE) OVER ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS WITH RESPECT TO ANY SUCH SUIT, ACTION OR OTHER PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF (AND ONLY IF) THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT OR DOES NOT HAVE JURISDICTION OVER A PARTICULAR MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE) AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION, OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each holder of Registrable Securities agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any holder of Registrable Securities or any current or future member of any holder of Registrable Securities or any current or future director, officer, employee, partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, as such for any obligation of any holder of Registrable Securities under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each holder of Registrable Securities shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

CVENT HOLDING CORP.

By:	/s/ Rajeev K. Aggarwal
Name: Rajeev K. Aggarwal
Its: Chief Executive Officer

[Signature Page to Amended and Restated Registration Rights Agreement]

SPONSOR INVESTORS:

VISTA EQUITY PARTNERS FUND VI, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Director

VISTA EQUITY PARTNERS FUND VI-A, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Director

[Signature Page to Amended and Restated Registration Rights Agreement]

VEPF VI FAF, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Director

VEPF III AIV VI, L.P.

By:	Vista Equity Partners Fund III GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

VEPF III AIV VI-A, L.P.

By:	Vista Equity Partners Fund III GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

[Signature Page to Amended and Restated Registration Rights Agreement]

VEPF IV AIV VII, L.P.

By:	Vista Equity Partners Fund IV GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

VEPF IV AIV VII-A, L.P.

By:	Vista Equity Partners Fund IV GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

VFF I AIV IV, L.P.

By:	Vista Foundation Fund I GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

[Signature Page to Amended and Restated Registration Rights Agreement]

VFF I AIV IV-A, L.P.

By:	Vista Foundation Fund I GP, LLC
Its:	General Partner

By:	VEP Group, LLC
Its:	Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Its:	Managing Member

[Signature Page to Amended and Restated Registration Rights Agreement]

EXECUTIVES:

/s/ Rajeev K. Aggarwal
RAJEEV K. AGGARWAL

[Signature Page to Amended and Restated Registration Rights Agreement]

REGGIE AND DHARINI AGGARWAL IRREVOCABLE TRUST (2011)

By:	/s/ Dharini Aggarwal
Name:	Dharini Aggarwal
Its:	Co-Trustee

By:	/s/ Sanjeev Aggarwal
Name:	Sanjeev Aggarwal
Its:	Co-Trustee

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Sanjeev Bansal
SANJEEV BANSAL

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ David C. Quattrone
DAVID C. QUATTRONE

[Signature Page to Amended and Restated Registration Rights Agreement]

DAVID C. QUATTRONE IRREVOCABLE TRUST (2013)

By:	/s/ Robyn C. Quattrone
Name:	Robyn C. Quattrone
Its:	Trustee

[Signature Page to Amended and Restated Registration Rights Agreement]

CHARLES VIJENDRA GHOORAH REVOCABLE TRUST (2013)

By:	/s/ Charles V. Ghoorah
Name:	Charles V. Ghoorah
Its:	Grantor and Trustee

[Signature Page to Amended and Restated Registration Rights Agreement]

CHARLES V. GHOORAH IRREVOCABLE TRUST (2013)

By:	/s/ Karen Ghoorah
Name:	Karen Ghoorah
Its:	Co-Trustee

By:	/s/ Robert R. Ghoorah
Name:	Robert R. Ghoorah
Its:	Co-Trustee

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Brian Ludwig
BRIAN LUDWIG

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Bharet Malhotra
BHARET MALHOTRA

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Pete Floros
PETE FLOROS

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Nitin Malhotra
NITIN MALHOTRA

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Anil Punyapu
ANIL PUNYAPU

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Pradeep Mannakkara
PRADEEP MANNAKKARA

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Rohit Sharma
ROHIT SHARMA

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ William J. Newman, III
WILLIAM J. NEWMAN, III

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Lawrence J. Samuelson
LAWRENCE J. SAMUELSON

[Signature Page to Amended and Restated Registration Rights Agreement]

DRAGONEER INVESTORS:

DRAGONEER GROWTH OPPORTUNITIES HOLDINGS II

By:	/s/ Pat Robertson
Name:	Pat Robertson
Its:	Manager

[Signature Page to Amended and Restated Registration Rights Agreement]

OTHER INVESTORS:

/s/ Todd E. Tyler
TODD E. TYLER

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Roland Tanner
ROLAND TANNER

[Signature Page to Amended and Restated Registration Rights Agreement]

YO CHERRY, LLC

By:	/s/ Dwayne Sye
Name:	Dwayne Sye
Its:	Manager

[Signature Page to Amended and Restated Registration Rights Agreement]

SCHEDULE OF SPONSOR INVESTORS

Name and Address

Vista Equity Partners Fund VI, L.P.

Vista Equity Partners Fund VI-A, L.P.

VEPF VI FAF, L.P.

VEPF IV AIV VII, L.P.

VEPF IV AIV VII-A, L.P.

VEPF III AIV VI, L.P.

VEPF III AIV VI-A, L.P.

VFF I AIV IV, L.P.

VFF I AIV IV-A, L.P.

c/o Vista Equity Partners Management, LLC

4 Embarcadero Center, 20th Floor

San Francisco, California 94111

Attn: Maneet S. Saroya

Facsimile: (415) 765-6666

SCHEDULE OF EXECUTIVES

Name and Address

Rajeev Aggarwal

[***]

[***]

Reggie and Dharini Aggarwal Irrevocable Trust (2011)

[***]

[***]

Sanjeev Bansal

[***]

[***]

Charles Vijendra Ghoorah Revocable Trust (2013)

[***]

[***]

Charles V. Ghoorah Irrevocable Trust (2013)

[***]

[***]

Peter Floros

[***]

[***]

Brian Ludwig

[***]

[***]

Bharet Malhotra

[***]

[***]

Nitin Malhotra

[***]

[***]

Pradeep Mannakkara

[***]

[***]

Anil Punyapu

[***]

[***]

David Quattrone

[***]

[***]

David C. Quattrone Irrevocable Trust (2013)

[***]

[***]

Rohit Sharma

[***]

[***]

William J. Newman, III

[***]

[***]

Lawrence J. Samuelson

[***]

[***]

SCHEDULE OF DRAGONEER INVESTORS

Name and Address

Dragoneer Growth Opportunities Holdings II

Attention Compliance Department

Michael Dimitruk

1 Letterman Drive, Building D, Suite M-500

San Francisco, CA 94129

Email: [***] with subject “Compliance Department Notice”

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Attention: Thomas Holden

Email: thomas.holden@ropesgray.com

SCHEDULE OF OTHER INVESTORS

Name and Address

Yo Cherry, LLC

[***]

[***]

Todd Tyler

[***]

[***]

Roland Tanner

[***]

[***]

[***]

[***]

[***]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Amended and Restated Registration Rights Agreement dated as of December 8, 2021 (as the same may hereafter be amended, the “Registration Agreement”), among Cvent Holding Corp., a Delaware corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a holder, a[n] Sponsor Investor // Executive // Dragoneer Investor // Other Investor] thereunder and the undersigned’s ____ shares of Common Stock shall be included as Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

_____________________.

Cvent Holding Corp.

By:
Its: